SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report:                                          July 3, 2003
                ---------------------------------------------------------------

Date of earliest event reported:                         May 26, 2003
                                 ----------------------------------------------


                             SAMUELS JEWELERS, INC.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                       0-15017                95-3746316
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                        2914 MONTOPOLIS DRIVE, SUITE 200
                               AUSTIN, TEXAS 78741
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (512) 369-1400


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

           On June 18, 2003, Samuels Jewelers, Inc. (the "Company") agreed with the lenders under both its $20 million senior revolving credit facility and its junior loan agreement to extend the termination date of the indebtedness thereunder to August 31, 2003. The indebtedness under both the senior revolving credit facility and the junior loan agreement had previously been scheduled to mature and become immediately due and payable on June 30, 2003. The lenders for both the senior revolving credit facility and the junior loan agreement are represented by and affiliated with DDJ Capital Management, LLC, which beneficially owns, through funds controlled by it, a controlling interest in the Company. As of June 30, 2003, the Company had borrowings of $18.6 million outstanding under the senior revolving credit facility with additional credit available of approximately $1.3 million, which such amount includes the overadvance availability under such facility. Also, as of such date, the Company had borrowings of $40.2 million outstanding under the junior loan agreement, including $.7 million of unpaid interest which has been added to the junior loan balance.

           A copy of the respective amendments to the senior revolving credit facility and the junior loan agreement are annexed to this Form 8-K as Exhibits
10.1 and 10.2, respectively.

           The Company's management continues to consider strategies to improve the Company's results of operations, liquidity and financial condition so that it may continue to operate as a going concern. Such strategies include, without limitation, seeking a longer-term extension of the Company's existing financing, obtaining commensurate or better financing from new lenders, reviewing the Company's operations and acting, based upon such review, to improve store operating margins and cut overhead expenditures. Management does not necessarily consider any strategies to be mutually exclusive and is reviewing the potential of pursuing strategies in some combination.

           Also, on May 26, 2003, Harry S. Cohen, Arlene M. Cohen, as the spouse of Harry S. Cohen, Steven D. Singleton and Kelly L. Singleton, as the spouse of Steven D. Singleton, agreed to release the Company from all claims against it in respect of the promissory notes the Company had issued to Harry S. Cohen and Steven D. Singleton as part of the Company's acquisition of C & H Rauch, Inc. in November 1999. Harry S. Cohen and Steven D. Singleton had previously filed an action against the Company in the Kentucky Circuit Court of Fayette County, Kentucky seeking the payment of $2,946,075 in respect of such notes. As part of such release, Harry S. Cohen, Arlene M. Cohen, Steven D. Singleton and Kelly L. Singleton, on behalf of themselves and their heirs, legal representatives, agents, successors, assigns, officers, directors, shareholders, employees, attorneys, guarantors, sureties and any person acting on their behalf (collectively, the "Plaintiffs"), released the Company, DDJ Capital Management, LLC, all of DDJ Capital Management, LLC's affiliates and funds and all of their respective officers, directors, employees, agents, attorneys and assigns (collectively, the "Released Parties") from any and all injuries, losses, damages, liabilities, defenses, claims, actions, causes of action, suits, debts, promises, demands or agreements of whatever nature or kind, whether known or unknown or asserted or not asserted as part of the suit, that the Plaintiffs have or ever had, or that anyone claiming through or under the Plaintiffs may have or claim to have, against the Released Parties. The Released Parties likewise agreed to a corresponding release of the Plaintiffs. The releases were provided as part of the assignment of the claims of the Plaintiffs to funds that are stockholders of the Company and are affiliated with DDJ Capital Management, LLC. In conjunction with the releases, each of Harry S. Cohen and Steven D. Singleton, as plaintiffs, and the Company, as counterclaimants, dismissed their actions pending in the Kentucky Circuit Court of Fayette Count, Kentucky.


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           A copy of the Assignment of Claims and Release pursuant to which the releases were given and the claims were dismissed is annexed to this Form 8-K as
Exhibit 10.3.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

            Exhibit No.                           Description
            -----------                           -----------

               10.1 Third Amendment to Loan and Security Agreement, dated as of June 18, 2003, among Samuels Jewelers, Inc., as borrower, the lenders party thereto and DDJ Capital Management, LLC, as agent for the lenders.

               10.2 Third Amendment to Loan Agreement, dated as of June 18, 2003, among Samuels Jewelers, Inc., as borrower, the lenders party thereto and DDJ Capital Management, LLC, as agent for the lenders.

               10.3 Assignment of Claims and Release, dated as of May 26, 2003, among Harry S. Cohen, Steven D. Singleton, Arlene M. Cohen, Kelly L. Singleton, Samuels Jewelers, Inc., DDJ Capital Management, LLC, B III Capital Partners, L.P. and B III-A Capital Partners, L.P.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SAMUELS JEWELERS, INC.

                                       By: /s/ Robert J. Herman
                                           -----------------------------------
                                           Robert J. Herman
                                           Chief Financial Offer and
                                           Assistant Secretary


                                       Date: July 3, 2003




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                                  EXHIBIT INDEX

            Exhibit No.                            Description
            -----------                            -----------

               10.1 Third Amendment to Loan and Security Agreement, dated as of June 18, 2003, among Samuels Jewelers, Inc., as borrower, the lenders party thereto and DDJ Capital Management, LLC, as agent for the lenders.

               10.2 Third Amendment to Loan Agreement, dated as of June 18, 2003, among Samuels Jewelers, Inc., as borrower, the lenders party thereto and DDJ Capital Management, LLC, as agent for the lenders.

               10.3 Assignment of Claims and Release, dated as of May 26, 2003, among Harry S. Cohen, Steven D. Singleton, Arlene M. Cohen, Kelly L. Singleton, Samuels Jewelers, Inc., DDJ Capital Management, LLC, B III Capital Partners, L.P. and B III-A Capital Partners, L.P.